EXPETITLE ACQUISITION	12 Months Ended
Dec. 31, 2022
Expetitle Inc [Member]
IfrsStatementLineItems [Line Items]
EXPETITLE ACQUISITION

7. EXPETITLE ACQUISITION

On January 20, 2022, the Company completed the acquisition of 100% of the issued and outstanding equity interests of Expetitle, Inc. (“Expetitle”) pursuant to a stock purchase agreement (the “Expetitle Transaction”). Expetitle had developed technology that simplifies the paper-intensive and time-intensive title and eEscrow process, reducing errors and saving time. Agents can navigate the entire closing experience in a few clicks using Expetitle’s mobile app. As part of the Expetitle Transaction, the Company also acquired 51% ownership of five subsidiaries of Expetitle Inc. The noncontrolling ownership interest in these five subsidiaries of Expetitle recognized at the acquisition date was measured by reference to the fair value of the non-controlling interest and amounted to $21 thousand. The aggregate purchase price for 100% of the issued and outstanding equity interests of Expetitle was comprised of cash consideration of $7.4 million payable at the closing of the Expetitle Transaction and contingent consideration of $600 thousand in cash subject to escrow, that would be released after twelve (12) months upon the satisfaction or waiver of the following terms and conditions: (i) the key employees remain at their current position with the Company for at least twelve (12) months after the closing of the Expetitle Transaction and (ii) Expetitle will become licenced to operate in at least fifteen states, including the current states of operation, Florida, Georgia, and Texas. As of the reporting date, the contingent terms are met and the company remeasured the contingent consideration accordingly. The Company recognized a liability with a corresponding expense amounting to $600 thousand.

As part of the Expetitle Transaction, Real also granted an aggregate of 700 thousand Options and an aggregate of 1.1 million RSUs to shareholders and members of the Expetitle team. The fair value of those Options was $4.8 million from which $4.3 million was determined to be part of the consideration and $451 thousand that was recorded immediately to the statement of loss and comprehensive loss as post transaction employees compensation which vests immediately. The Options are exercisable for a period of 3 years at $3.60 per Common Share. In addition, and as part of the transaction, the Company provided cash grants to the Expetitle employees in the amount of $168 thousand.

We have completed the valuation of the acquired assets and assumed liabilities and have assigned $3.4 million as the fair value of the Company’s developed technology and $8.4 million as the residual goodwill. Goodwill represents expected synergies, future income and growth potential, and other intangibles that do not qualify for separate recognition. None of the goodwill arising on this acquisition is expected to be deductible for tax purposes.

THE REAL BROKERAGE, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2022 AND 2021

The following table represent the recognized amounts of assets acquired and liabilities assumed, total consideration, and cash flow related to the Expetitle Transaction (in thousands):

Balance at January 21, 2022
Recognized amounts of assets acquired and liabilities assumed
Cash	80
Other Current Assets	42
In Trust Cash	960
Goodwill	8,393
Intangible Assets	3,364
Accounts Payables and Accrued Liabilities	(103)
Held in Trust Funds	(960)
Other Payables	(19)
Net Assets Acquired	11,757

Cash Flow
Total Consideration	(11,757)
Acquired Cash	80
Equity-settled share-based payment	4,325
Cash from Investing Activities	(7,352)